                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06346

Morgan Stanley Quality Municipal Investment Trust
               (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
      (Address of principal executive offices)                    (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2005

Date of reporting period: April 30, 2005


Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Quality Municipal Investment Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE TRUST IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND, THEREFORE, THE VALUE OF THE TRUST'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

FUND REPORT

For the six-month period ending April 30, 2005

MARKET CONDITIONS


Consumer spending and business investment helped the U.S. economy expand at a solid pace. This, in turn, translated into generally higher interest rates during the six-month fiscal period ended April 30, 2005. The markets also continued to focus on global commodity supply pressures, specifically the rapid climb in oil prices and the large federal budget and trade deficits. However, employment growth remained uneven and bonds often rallied on weaker-than-anticipated monthly reports.

The Federal Open Market Committee (the "Fed") reaffirmed its pledge to raise the federal funds target rate at a "measured" pace and did so in its meetings throughout the period. The Fed's policy shift began in June 2004 with the first of seven consecutive 25-basis point rate hikes which took the federal funds target rate to 2.75 percent by the end of April 2005. These increases represented a reversal of the Fed's rate reductions between January 2001 and June 2003. At the end of the period, the forward yield curve reflected a widespread view that the Fed would continue its current pace of rate increases.

Against this setting, long-term municipal bond yields remained in a trading range which moved rates higher at the beginning of the period, lower through the winter and higher at the end of the first quarter. By the end of April, yields declined again and ended the fiscal period at or near their lows. In contrast, yields on shorter maturity bonds which were more directly impacted by the Fed's actions rose. As a result, the municipal yield curve continued to flatten and the yield spread (or differential between one-year rates and 30-year rates) narrowed. Investor's quest for yield favored lower-quality investment grade bonds over high grade issues and quality spreads tightened.

In the first four months of 2005, total municipal underwriting volume increased by nine percent over the same period in 2004. Refunding issues accounted for the incremental growth. Bonds backed by insurance increased their market penetration from 50 to 60 percent over the same period. Issuers in California, Texas, New York, Florida and New Jersey accounted for 43 percent of the total municipal underwriting volume.

On the demand side, the municipal-to-Treasury yield ratio, which gauges relative performance between the two markets, remained attractive for tax-exempts. As a result, fixed income investors that normally focus on taxable sectors (such as insurance companies and hedge funds) supported municipals by "crossing over" to purchase bonds. However, retail investors continued to experience rate shock from the absolute level of rates and largely remained on the sidelines.

PERFORMANCE ANALYSIS


For the six-month period ended April 30, 2005, the net asset value (NAV) of the Morgan Stanley Quality Municipal Investment Trust (IQT) decreased from $15.64 to $15.58 per share. Based on this decrease plus reinvestment of tax-free dividends totaling $0.405 per share and a long-term capital gain $0.134737 per share, the Trust's total NAV return was 3.61 percent. IQT's value on the New York Stock Exchange (NYSE) moved from $13.99 to $13.60 per share during the same period. Based on this change plus reinvestment of distributions, IQT's total market return was 1.11 percent. On April 30, 2005, IQT's NYSE market price was at a
12.71 percent discount to its NAV. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2005, declared in March, were unchanged at $0.0675 per share. The dividend reflects the current level of the Trust's net investment income. IQT's level of undistributed net investment income was $0.084 per share on April 30, 2005, versus $0.083 per share six months earlier.(1)

During the period, IQT maintained a conservative strategy in anticipation of continued Fed tightening and higher interest rates. Adjusted for leverage, the Trust's duration* (a measure of interest rates sensitivity) was 10.0 years. This positioning helped performance early in the period when rates rose, but had the net effect of hampering total returns when rates declined later in the period. The Trust's net assets, including preferred shares, of $342.8 million were diversified across 76 credits in 13 long-term sectors.

As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding and the spread between the portfolio's cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During this six-month period, ARPS leverage contributed approximately $0.08 per share to common-share earnings. The Trust has two ARPS series totaling $105 million, representing 31 percent of net assets, including preferred shares. The series is currently in two-year auction modes with maturities ranging from September 2005 to September 2006. Yields ranged from 1.70 to 2.09 percent.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of ARPS outstanding, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2005, the Trust purchased and retired 344,755 shares of common shares at a weighted average market discount of 11.91 percent.
----------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

There is no guarantee that any sectors mentioned will continue to perform well or be held by the Trust in the future.

(1) Income earned by certain securities in the portfolio may be subject to the federal alternative tax (AMT).

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-interest-rate environments, while trusts with longer durations perform better when rates decline.

   LARGEST SECTORS
   Water and Sewer                                     28.8%
   Transportation                                      25.0
   General Obligation                                  20.9
   Electric                                            16.5
   Refunded                                            13.8

   LONG-TERM CREDIT ANALYSIS
   Aaa/AAA                                            72%
   Aa/AA                                               12
   A/A                                                 11
   Baa/BBB                                              5

Data as of April 30, 2005. Subject to change daily. All percentages for largest sectors are as a percentage of net assets applicable to common shareholders. All percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

EACH MORGAN STANLEY TRUST PROVIDES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS IN ITS SEMIANNUAL AND ANNUAL REPORTS WITHIN 60 DAYS OF THE END OF THE TRUST'S SECOND AND FOURTH FISCAL QUARTERS BY FILING THE SCHEDULE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). THE SEMIANNUAL REPORTS ARE FILED ON FORM N-CSRS AND THE ANNUAL REPORTS ARE FILED ON FORM N-CSR. MORGAN STANLEY ALSO DELIVERS THE SEMIANNUAL AND ANNUAL REPORTS TO TRUST SHAREHOLDERS AND MAKES THESE REPORTS AVAILABLE ON ITS PUBLIC WEB SITE, WWW.MORGANSTANLEY.COM. EACH MORGAN STANLEY TRUST ALSO FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE TRUST'S FIRST AND THIRD FISCAL QUARTERS ON FORM N-Q. MORGAN STANLEY DOES NOT DELIVER THE REPORTS FOR THE FIRST AND THIRD FISCAL QUARTERS TO SHAREHOLDERS, NOR ARE THE REPORTS POSTED TO THE MORGAN STANLEY PUBLIC WEB SITE. YOU MAY, HOWEVER, OBTAIN THE FORM N-Q FILINGS (AS WELL AS THE FORM N-CSR AND N-CSRS FILINGS) BY ACCESSING THE SEC'S WEB SITE, HTTP://WWW.SEC.GOV. YOU MAY ALSO REVIEW AND COPY THEM AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE SEC'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT (800) SEC-0330. YOU CAN ALSO REQUEST COPIES OF THESE MATERIALS, UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE SEC'S E-MAIL ADDRESS (PUBLICINFO@SEC.GOV) OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, DC 20549-0102.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of April 30, 2005


WEIGHTED AVERAGE MATURITY: 17 YEARS(A)

1-5                                                                                8
5-10                                                                               5
10-15                                                                             33
15-20                                                                             25
20-25                                                                             14
25-30                                                                             14
30+                                                                                1

(a)  Where applicable maturities reflect mandatory tenders, puts and call dates.

     Portfolio structure is subject to change.

                       Geographic Summary of Investments
            Based on Market Value as a Percent of Total Investments

Alabama...................     0.6%
Alaska....................     2.0
Arizona...................     1.9
California................     7.9
Colorado..................     2.1
District of Columbia......     1.1
Florida...................     6.8
Georgia...................     9.2
Hawaii....................     2.4
Illinois..................     5.0
Indiana...................     2.0%
Kentucky..................     3.6
Maryland..................     3.3
Massachusetts.............     1.6
Michigan..................     1.6
Missouri..................     2.4
Nevada....................     1.6
New Jersey................     4.4
New York..................    10.9
North Carolina............     1.9
Ohio......................     1.3%
Oregon....................     2.6
Pennsylvania..............     4.8
South Carolina............     3.3
Texas.....................    12.3
Utah......................     1.2
Virginia..................     0.9
Washington................     2.2
Joint Exemptions*.........    (0.9)
                             -----
Total+....................   100.0%
                             =====

-

+ Does not include open short future contracts with an underlying face amount of
  $10,904,688 with unrealized depreciation of $41,838.
* Joint exemptions have been included in each geographic location.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of April 30, 2005


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 7 YEARS

2005(a)                                                                            4
2006                                                                               1
2007                                                                               2
2008                                                                               2
2009                                                                               5
2010                                                                               9
2011                                                                              19
2012                                                                              21
2013                                                                              14
2014                                                                              16
2015+                                                                              7

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 5.2%

2005(a)                                                                           6.5
2006                                                                              6.6
2007                                                                              6.4
2008                                                                              5.8
2009                                                                              5.7
2010                                                                              5.5
2011                                                                              5.1
2012                                                                              5.2
2013                                                                              4.8
2014                                                                              5.0
2015+                                                                             4.8

(a)  May include issues initially callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust's operating expenses. For example, the Trust is earning a book yield of 6.5% on 4% of the long-term portfolio that is callable in 2005.

     Portfolio structure is subject to change.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES


The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Trust. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the Trust's performance for one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Trust's performance was lower than its performance peer group average for the one- and five-year periods, but better for the three-year period. The Adviser and the Board discussed the portfolio management's team strategy in anticipation of Federal Reserve Board actions and in response to the interest rate environment. The Board considered that the strategy employed was reasonable and that the Trust's performance for the one- and five-year periods was only slightly lower than the Trust's peer group average. The Board discussed with the Adviser possible steps to improve performance.

FEES RELATIVE TO OTHER FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES


The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Trust under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Trust.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the management fee rate and total expense ratio of the Trust. The Board noted that: (i) the Trust's management fee rate was lower than the average management fee rate for closed-end funds, selected by Lipper (the "expense peer group"), managed by other advisers, with investment strategies comparable to those of the Trust, as shown in the Lipper Report for this Trust; and (ii) the Trust's total expense ratio was also lower than the average total expense ratio of the funds included in the expense peer group. The Board concluded that the Trust's management fee and total expenses were competitive with those of the Trust's expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE


The Board reviewed the structure of the Trust's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is closed-end and is not a growth fund and, therefore, that the Trust's assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for this Trust were not a factor that needed to be considered.

PROFITABILITY OF ADVISER AND AFFILIATES


The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from its relationship with the Trust and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative, and other services provided to the Trust.

FALL-OUT BENEFITS


The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Trust and the Fund Complex, such as "float" benefits derived from handling of checks for purchases and sales of Trust shares through a broker-dealer affiliate of the Adviser. The Board considered the float benefits and concluded that they were relatively small.

SOFT DOLLAR BENEFITS


The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust ("soft dollars"). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE TRUST'S NEEDS


The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE TRUST AND THE ADVISER


The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS


The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust's business.

GENERAL CONCLUSION


After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                               COUPON        MATURITY
THOUSANDS                                                                RATE           DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (138.7%)
            General Obligation (20.9%)
$  4,000    North Slope Borough, Alaska, Ser 2000 B (MBIA)...........    0.00 %       06/30/09   $   3,475,440
   3,000    California, Various Purpose dtd 05/01/03.................    5.00         02/01/24       3,141,270
   2,000    Los Angeles, California, Ser 2004 A (MBIA)...............    5.00         09/01/24       2,134,380
   3,300    San Diego Unified School District, California, 2003 Ser E
              (FSA)..................................................    5.00         07/01/28       3,623,202
            Florida State Board of Education,
   6,890      Capital Outlay Refg Ser 2001 D.........................    5.375        06/01/18       7,592,298
   3,000      Capital Outlay Refg 2002 Ser C (MBIA)..................    5.00         06/01/20       3,233,100
   1,120    Chicago School Reform Board, Illinois, Dedicated Tax Ser
              1997 (Ambac)...........................................    5.75         12/01/27       1,204,437
   7,000    New Jersey, 2001 Ser H++.................................    5.25         07/01/19       7,951,370
   2,000    New York City, New York, 2005 Ser G......................    5.00         12/01/23       2,101,760
   5,000    North Carolina, Public School Building Ser 1999..........    4.60         04/01/17       5,222,200
     385    Oregon, Veterans' Welfare Ser 75.........................    6.00         04/01/27         394,521
            Pennsylvania,
   1,000      First Ser 2003 RITES PA - 1112 A (MBIA)................   6.785+++      01/01/18       1,154,570
   1,000      First Ser 2003 RITES PA - 1112 B (MBIA)................   6.785+++      01/01/19       1,210,860
   2,000    Charleston County School District, South Carolina, Ser
              2004 A.................................................    5.00         02/01/22       2,138,000
   5,000    Aldine Independent School District, Texas, Bldg & Refg
              Ser 2001 (PSF).........................................    5.00         02/15/26       5,154,750
                                                                                                 -------------
--------
                                                                                                    49,732,158
  46,695
                                                                                                 -------------
--------
            Educational Facilities Revenue (3.5%)
   1,585    Colorado Educational & Cultural Facilities Authority,
              Peak to Peak Charter School Refg & Impr Ser 2004
              (XLCA).................................................    5.25         08/15/34       1,689,879
   1,200    University of North Carolina, Chapel Hill Ser 2003.......    5.00         12/01/24       1,282,596
   5,000    Texas State University, Ser 2000 (FSA)...................    5.50         03/15/20       5,418,950
                                                                                                 -------------
--------
                                                                                                     8,391,425
   7,785
                                                                                                 -------------
--------
            Electric Revenue (16.5%)
   5,000    California Department of Water Resources, Power Supply
              Ser 2002 A.............................................    5.875        05/01/16       5,663,050
   5,000    Colorado Springs, Colorado, Utilities Ser 2001 A.........    5.00         11/15/29       5,174,900
            Municipal Electric Authority of Georgia,
   2,000      Combustion Turbine Ser 2002 A (MBIA)...................    5.25         11/01/21       2,178,300
   1,500      Combustion Turbine Ser 2002 A (MBIA)...................    5.25         11/01/22       1,633,725
   1,700    Indiana Municipal Power Agency, 2004 Ser A (FGIC)........    5.00         01/01/32       1,780,223
            Long Island Power Authority, New York,
   4,000      Ser 2003 B.............................................    5.25         06/01/13       4,429,880
   2,000      Ser 2004 A (Ambac).....................................    5.00         09/01/34       2,101,140

10
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON        MATURITY
THOUSANDS                                                                RATE           DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            South Carolina Public Service Authority,
$  1,500      2002 Refg Ser A (FSA)..................................    5.125%       01/01/20   $   1,637,100
   1,000      2002 Refg Ser A (FSA)..................................    5.125        01/01/21       1,091,400
   4,000      2003 Refg A (Ambac)....................................    5.00         01/01/27       4,195,200
   2,000      1997 Refg Ser A (MBIA).................................    5.00         01/01/29       2,074,440
   2,000    San Antonio, Texas, Electric & Gas Ser 2005..............    5.00         02/01/25       2,105,420
   1,000    Intermountain Power Agency, Utah, Refg 1996 Ser D
              (Secondary FSA)........................................    5.00         07/01/21       1,038,830
   2,000    Grant County, Public Utilities District #2, Washington,
              Wanapum 2005 Ser A.....................................    5.00         01/01/29       2,089,580
   2,000    Lewis County Public Utility District #1, Washington,
              Cowlitz Falls Refg Ser 2003 (MBIA).....................    5.00         10/01/22       2,142,780
                                                                                                 -------------
--------
                                                                                                    39,335,968
  36,700
                                                                                                 -------------
--------
            Hospital Revenue (9.3%)
   3,000    Indiana Health Facilities Financing Authority, Community
              Health Ser 2005 A (Ambac) (WI).........................    5.00         05/01/35       3,109,980
            Maryland Health & Higher Educational Facilities
              Authority,
   3,000      Medstar Health Refg Ser 2004...........................    5.375        08/15/24       3,102,870
   2,000      University of Maryland Medical Ser 2002................    5.75         07/01/17       2,185,600
   2,500      University of Maryland Medical Ser 2001................    5.25         07/01/34       2,579,650
   1,500    Kent Hospital Finance Authority, Michigan, Metropolitan
              Hospital Ser 2005 A....................................    6.25         07/01/40       1,641,810
   3,000    Lorain County, Ohio, Catholic Healthcare Partners Ser
              2001 A.................................................    5.75         10/01/18       3,274,260
   1,150    Allegheny County Hospital Development Authority,
              Pennsylvania, Ohio Valley General Hospital Ser 2005
              A......................................................    5.125        04/01/35       1,150,575
   5,000    Lehigh County General Purpose Authority, Pennsylvania, St
              Luke's Hospital of Bethlehem Ser 2003..................    5.25         08/15/23       5,122,850
                                                                                                 -------------
--------
                                                                                                    22,167,595
  21,150
                                                                                                 -------------
--------
            Industrial Development/Pollution Control Revenue (5.6%)
   2,000    Chicago, Illinois, Peoples Gas Light & Coke Co Refg 1995
              Ser A..................................................    6.10         06/01/25       2,046,480
   3,500    Michigan Strategic Fund, Detroit Edison Co Ser 2001 C....    5.45         09/01/29       3,677,240
   2,000    New York State Energy Research & Development Authority,
              Brooklyn Union Gas Co 1991 Ser D (AMT).................  10.933+++      07/01/26       2,241,680
   5,000    Sabine River Authority, Texas, TXU Electric Co Refg Ser
              2001 B (AMT) (Mandatory Tender 11/01/11)...............    5.75         05/01/30       5,422,650
                                                                                                 -------------
--------
                                                                                                    13,388,050
  12,500
                                                                                                 -------------
--------
            Mortgage Revenue - Multi-Family (2.6%)
   5,795    Illinois Housing Development Authority, 1991 Ser A.......    8.25         07/01/16       6,077,970
                                                                                                 -------------
--------

                                                                              11
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON      MATURITY
THOUSANDS                                                               RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Single Family (1.1%)
$    420    Colorado Housing & Finance Authority, 2000 Ser D-2
              (AMT)..................................................   6.90%      04/01/29   $     434,041
     615    District of Columbia Housing Finance Agency, GNMA
              Collateralized Ser 1990 B (AMT)........................   7.10       12/01/24         615,492
   1,500    Pennsylvania Housing Finance Agency, Ser 2000-70 A
              (AMT)..................................................   5.90       04/01/31       1,578,015
                                                                                              -------------
--------
                                                                                                  2,627,548
   2,535
                                                                                              -------------
--------
            Public Facilities Revenue (6.1%)
   2,000    Jefferson County, Alabama, School Ser 2004 A.............   5.50       01/01/22       2,187,220
   5,000    Arizona School Facilities Board, School Impr Ser 2001....   5.00       07/01/19       5,391,250
   1,000    Phoenix Civic Improvement Corporation, Arizona, Phoenix
              Municipal Courthouse Sr Lien Excise Tax Ser 1999 A.....   5.25       07/01/24       1,072,360
   1,900    Jacksonville, Florida, Sales Tax Ser 2001 (Ambac)........   5.50       10/01/18       2,110,463
   1,500    New York State Dormitory Authority, Mental Health Ser
              2003 B.................................................   5.25       02/15/17       1,632,555
   2,000    Pennsylvania Public School Building Authority,
              Philadelphia School District Ser 2003 (FSA)............   5.00       06/01/33       2,080,720
                                                                                              -------------
--------
                                                                                                 14,474,568
  13,400
                                                                                              -------------
--------
            Resource Recovery Revenue (1.8%)
   3,000    Northeast Maryland Waste Disposal Authority, Montgomery
              County Ser 2003 (AMT) (Ambac)..........................   5.50       04/01/16       3,274,140
     900    Warren County Pollution Control Financing Authority, New
              Jersey, Warren Energy Resource Co Ltd Partnership Ser
              1984 (MBIA)............................................   6.60       12/01/07         903,006
                                                                                              -------------
--------
                                                                                                  4,177,146
   3,900
                                                                                              -------------
--------
            Transportation Facilities Revenue (25.0%)
            Alaska International Airports,
   1,500      Ser 2002 B (Ambac).....................................   5.75       10/01/18       1,696,380
   1,500      Ser 2002 B (Ambac).....................................   5.75       10/01/19       1,696,380
   3,000    Metropolitan Washington Airports Authority, District of
              Columbia & Virginia Ser 2004 C (FSA) (AMT)#............   5.00       10/01/20       3,141,060
   3,000    Atlanta, Georgia, Airport Ser 2004 J (FSA)...............   5.00       01/01/34       3,131,970
            Georgia State Road & Toll Authority,
  10,000      Ser 2001...............................................   5.375      03/01/17      11,051,100
   2,000      Ser 2004...............................................   5.00       10/01/22       2,163,140
   3,000      Ser 2004...............................................   5.00       10/01/23       3,233,970
   2,000    Chicago, Illinois, O'Hare Int'l Airport Third Lien Ser
              2003 B-2 (AMT) (FSA)...................................   5.75       01/01/23       2,220,940
   2,000    Clark County, Nevada, Airport Sub Lien Ser 2004 A (AMT)
              (FGIC).................................................   5.50       07/01/22       2,185,760
   5,000    New Jersey Turnpike Authority, Ser 2003 A (Ambac)........   5.00       01/01/30       5,237,000
            Metropolitan Transportation Authority, New York,
   3,000      State Service Contract Ser 2002 A (MBIA)...............   5.50       01/01/19       3,352,290
   3,000      State Service Contract Refg Ser 2002 B (MBIA)..........   5.50       07/01/20       3,317,370

12
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON      MATURITY
THOUSANDS                                                               RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------
$  3,000    Triborough Bridge & Tunnel Authority, New York, Ser 2001
              A......................................................   5.00%      01/01/32   $   3,098,550
   5,000    Pennsylvania Turnpike Commission, 2004 Ser A (Ambac).....   5.00       12/01/34       5,266,450
   5,000    Dallas-Fort Worth International Airport, Texas, Ser 2003
              A (AMT) (FSA)..........................................   5.375      11/01/22       5,362,200
   3,000    Port of Seattle, Washington, Sub Lien Ser 1999 A
              (FGIC).................................................   5.25       09/01/22       3,236,280
                                                                                              -------------
--------
                                                                                                 59,390,840
  55,000
                                                                                              -------------
--------
            Water & Sewer Revenue (28.8%)
   1,920    Los Angeles Department of Water & Power, California,
              Water 2004 Ser C (MBIA)................................   5.00       07/01/23       2,047,104
   4,000    Oxnard Financing Authority, California, Redwood Trunk
              Sewer & Headworks Ser 2004 A (FGIC)....................   5.00       06/01/29       4,210,200
   2,000    Martin County, Florida, Utilities Ser 2001 (FGIC)........   5.00       10/01/26       2,091,320
   8,000    Tampa Bay Water, Florida, Ser 2001 B (FGIC)..............   5.00       10/01/31       8,286,080
            Louisville & Jefferson County Metropolitan Sewer
              District, Kentucky,
   2,925      Ser 2001 A (MBIA)......................................   5.375      05/15/20       3,216,096
   3,075      Ser 2001 A (MBIA)......................................   5.375      05/15/21       3,381,024
   5,000      Ser 1999 A (FGIC)......................................   5.75       05/15/33       5,522,600
   2,925    Las Vegas Water District, Nevada, Impr and Refg Ser 2003
              A (FGIC)...............................................   5.25       06/01/22       3,188,162
            New York City Municipal Water Finance Authority, New
              York,
   3,000      2003 Ser A.............................................   5.375      06/15/18       3,307,230
   4,000      1998 Ser D (MBIA)......................................   4.75       06/15/25       4,052,880
   5,000      2002 Ser G (FSA).......................................   5.00       06/15/34       5,174,300
   7,500    Portland, Oregon, Sewer 2000 Ser A (FGIC)................   5.75       08/01/19       8,364,975
            Houston, Texas,
  10,000      Combined Utility First Lien Refg 2004 Ser A (FGIC).....   5.25       05/15/23      10,798,800
   4,500      Combined Utility First Lien Refg 2004 Ser A (MBIA).....   5.25       05/15/25       4,835,925
                                                                                              -------------
--------
                                                                                                 68,476,696
  63,845
                                                                                              -------------
--------
            Other Revenue (3.7%)
   5,000    California Economic Recovery, Ser 2004 A.................   5.00       07/01/16       5,379,800
   1,000    New Jersey Economic Development Authority, Cigarette Tax
              Ser 2004...............................................   5.75       06/15/34       1,069,100
   2,000    New York City Transitional Finance Authority, New York,
              Refg 2003 Ser A**......................................   5.50       11/01/26       2,225,100
                                                                                              -------------
--------
                                                                                                  8,674,000
   8,000
                                                                                              -------------
--------
            Refunded (13.8%)
   7,250    Atlanta, Georgia, Airport Ser 2000 A (FGIC)..............   5.50       01/01/10+      8,075,630
   7,000    Hawaii, Airports Second Ser of 1991 (AMT) (ETM)..........   6.90       07/01/12       8,108,310
   5,000    Chicago School Reform Board, Illinois, Dedicated Tax Ser
              1997 (Ambac)...........................................   5.75       12/01/07+      5,445,350
   5,000    Massachusetts Bay Transportation Authority, Assess 2000
              Ser A..................................................   5.25       07/01/10+      5,476,593

                                                                              13
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                              COUPON      MATURITY
THOUSANDS                                                               RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------
$  2,500    Mission Consolidated Independent School District, Texas,
              Ser 2000 (PSF) (MBIA)..................................   5.50%      02/15/10+  $   2,761,175
   3,000    Salt Lake City, Utah, IHC Hospitals Inc Refg Ser 1991
              (Ambac) (ETM).......................................... .10732+++    05/15/20       3,019,740
                                                                                              -------------
--------
                                                                                                 32,886,798
  29,750
                                                                                              -------------
--------
 307,055    Total Tax-Exempt Municipal Bonds (Cost $308,205,433)...........................     329,800,762
                                                                                              -------------
--------
            Short-Term Tax-Exempt Municipal Obligations (4.6%)
     900    Newport Beach, California, Hoag Memorial/Presbyterian
              Hospital 1992 Ser (Demand 05/02/05)....................   2.95*      10/01/22         900,000
   1,845    Indiana Health Facility Financing Authority, Clarian
              Health Ser 2000 B (Demand 05/02/05)....................   3.00*      03/01/30       1,845,000
   8,200    Missouri Health & Educational Authority, Washington
              University Ser 2004 A (Demand 05/02/05)................   3.05*      02/15/34       8,200,000
                                                                                              -------------
--------
  10,945    Total Short-Term Tax-Exempt Municipal Obligations (Cost $10,945,000)...........      10,945,000
                                                                                              -------------
--------

$318,000    Total Investments (Cost $319,150,433) (a) (b)........................   143.3%      340,745,762
========
            Other Assets in Excess of Liabilities................................     0.9         2,263,869

            Preferred Shares of Beneficial Interest..............................   (44.2)     (105,171,493)
                                                                                    -----     -------------
            Net Assets Applicable to Common Shareholders.........................   100.0%    $ 237,838,138
                                                                                    =====     =============

14
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2005 (UNAUDITED) continued

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.

   AMT      Alternative Minimum Tax.
   ETM      Escrowed to maturity.
   PSF      Texas Permanent School Fund Guarantee Program.
  RITES     Residual Interest Tax-Exempt Securities (Illiquid
            Securities).
    WI      Security purchased on a when-issued basis.
    #       Joint exemption in locations shown.
    +       Prerefunded to call date shown.
    ++      A portion of this security has been physically segregated in connection with open futures contracts in the amount of
            $59,000.
   +++      Current coupon rate for inverse floating rate municipal
            obligations. This rate resets periodically as the auction
            rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of
            $7,626,850, which represents 3.2% of net assets applicable to common shareholders.
    *       Current coupon of variable rate demand obligation.
    **      Currently a 5.50% coupon security; will convert to 14.00% on
            November 1, 2011.
   (a)      Securities have been designated as collateral in an amount equal to $13,856,055 in connection with the open futures
            contracts and securities purchased on a when-issued basis.
   (b)      The aggregate cost for federal income tax purposes is
            $319,000,195. The aggregate gross unrealized appreciation is
            $21,768,315 and the aggregate gross unrealized depreciation is $22,748, resulting in net unrealized appreciation of
            $21,745,567.

Bond Insurance:
---------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.
   XLCA     XL Capital Corporation.

Futures Contracts Open at April 30, 2005:

                                 DESCRIPTION,          UNDERLYING
NUMBER OF                      DELIVERY MONTH,         FACE AMOUNT    UNREALIZED
CONTRACTS   LONG/SHORT             AND YEAR             AT VALUE     DEPRECIATION
---------   ----------   ----------------------------  -----------   -------------
    80         Short     U.S. Treasury Notes 5 Year,
                                  June/2005            $(8,676,250)    $(20,845)
    20         Short     U.S. Treasury Notes 10 Year,
                                  June/2005            (2,228,438)      (20,993)
                                                                       --------
            Total unrealized depreciation.........................     $(41,838)
                                                                       ========

                                                                              15
                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (unaudited)

Assets:
Investments in securities, at value
  (cost $319,150,433)...............  $340,745,762
Cash................................        37,505
Receivable for:
    Interest........................     4,982,086
    Variation margin................        25,000
Prepaid expenses....................       580,454
                                      ------------
    Total Assets....................   346,370,807
                                      ------------
Liabilities:
Payable for:
    Investments purchased...........     3,051,930
    Investment advisory fee.........        93,310
    Common shares of beneficial
      interest repurchased..........        84,129
    Administration fee..............        27,647
Accrued expenses....................       104,160
                                      ------------
    Total Liabilities...............     3,361,176
                                      ------------
Preferred shares of beneficial
  interest, (at liquidation value),
  (1,000,000 shares authorized of
  non-participating $.01 par value,
  2,100 shares outstanding).........   105,171,493
                                      ------------
    Net Assets Applicable to Common
      Shareholders..................  $237,838,138
                                      ============
Composition of Net Assets Applicable
to Common Shareholders:
Common shares of beneficial interest
  (unlimited shares authorized of
  $.01 par value, 15,261,758 shares
  outstanding)......................  $213,172,154
Net unrealized appreciation.........    21,553,491
Accumulated undistributed net
  investment income.................     1,284,508
Accumulated undistributed net
  realized gain.....................     1,827,985
                                      ------------
    Net Assets Applicable to Common
      Shareholders..................  $237,838,138
                                      ============
Net Asset Value Per Common Share,
($237,838,138 divided by 15,261,758
common shares outstanding)..........        $15.58
                                      ============

Statement of Operations
For the six months ended April 30, 2005 (unaudited)


Net Investment Income:

Interest Income.......................  $ 8,393,581
                                        -----------

Expenses
Investment advisory fee...............      461,822
Auction commission fees...............      272,048
Administration fee....................      136,836
Transfer agent fees and expenses......       41,834
Professional fees.....................       29,987
Shareholder reports and notices.......       25,588
Custodian fees........................        9,564
Registration fees.....................        8,991
Auction agent fees....................        5,971
Trustees' fees and expenses...........        5,791
Other.................................       30,649
                                        -----------

    Total Expenses....................    1,029,081

Less: expense offset..................       (9,442)
                                        -----------

    Net Expenses......................    1,019,639
                                        -----------

    Net Investment Income.............    7,373,942
                                        -----------

Net Realized and Unrealized Gain
(Loss):
Net Realized Gain (Loss) on:
Investments...........................    1,329,822
Futures contracts.....................       94,341
                                        -----------

    Net Realized Gain.................    1,424,163
                                        -----------
Net Change in Unrealized
Appreciation/Depreciation on:
Investments...........................   (1,271,925)
Futures contracts.....................      361,988
                                        -----------

    Net Depreciation..................     (909,937)
                                        -----------

    Net Gain..........................      514,226
                                        -----------
Dividends to preferred shareholders
  from net investment income..........   (1,133,772)
                                        -----------
Net Increase..........................  $ 6,754,396
                                        ===========

                       See Notes to Financial Statements
 16

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                               FOR THE SIX       FOR THE YEAR
                                                               MONTHS ENDED         ENDED
                                                              APRIL 30, 2005   OCTOBER 31, 2004
                                                              --------------   ----------------
                                                               (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................   $  7,373,942      $ 15,336,228
Net realized gain...........................................      1,424,163         2,219,613
Net change in unrealized appreciation.......................       (909,937)        2,526,169
Dividends to preferred shareholders from net investment
  income....................................................     (1,133,772)       (1,963,652)
                                                               ------------      ------------
    Net Increase............................................      6,754,396        18,118,358
                                                               ------------      ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................     (6,255,719)      (14,253,908)
Net realized gain...........................................     (2,094,852)         (447,688)
                                                               ------------      ------------
    Total Dividends and Distributions.......................     (8,350,571)      (14,701,596)
                                                               ------------      ------------

Decrease from transactions in common shares of beneficial
  interest..................................................     (4,702,658)       (9,131,366)
                                                               ------------      ------------
    Net Decrease............................................     (6,298,833)       (5,714,604)
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................    244,136,971       249,851,575
                                                               ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $1,284,508 and $1,300,057, respectively).................   $237,838,138      $244,136,971
                                                               ============      ============

                       See Notes to Financial Statements

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Quality Municipal Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on July 2, 1991 and commenced operations on September 27, 1991.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED) continued

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust's weekly total net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust's weekly total net assets including preferred shares.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2005 aggregated $18,164,770 and $28,388,583, respectively. Included in the aforementioned transactions are purchases with other Morgan Stanley funds of $1,003,750.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust's transfer agent. At April 30, 2005, the Trust had transfer agent fees and expenses payable of approximately $7,900.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED) continued

of retirement. Benefits under this plan are based on factors which include years of service and compensation. Aggregate pension costs for the six months ended April 30, 2005 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,557. At April 30, 2005, the Trust had an accrued pension liability of $57,193 which is included in accrued expenses in the Statement of Assets and Liabilities. On December 2, 2003, the Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series A and Series B Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. Dividends, which are cumulative, are reset through auction procedures.

                      AMOUNT                RESET         RANGE OF
SERIES   SHARES*   IN THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------   -------   -------------   -----   --------   ----------------
  A       1,400       $70,000      2.09%   09/06/06        2.09%
  B         700        35,000      1.70    09/02/05         1.70

---------------------
    * As of April 30, 2005.
   ** For the six months ended April 30, 2005.

Subsequent to April 30, 2005 and up through June 3, 2005 the Trust paid dividends to Series A and B at rates ranging from 1.70% to 2.09% in the aggregate amount of $342,986.

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED) continued

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 2003...................................  16,261,813   $162,618    $226,731,938
Treasury shares purchased and retired (weighted average
  discount 9.41%)*..........................................    (655,300)    (6,553)     (9,124,813)
Reclassification due to permanent book/tax differences......      --          --            111,622
                                                              ----------   --------    ------------
Balance, October 31, 2004...................................  15,606,513    156,065     217,718,747
Treasury shares purchased and retired (weighted average
  discount 11.91%)*.........................................    (344,755)    (3,448)     (4,699,210)
                                                              ----------   --------    ------------
Balance, April 30, 2005.....................................  15,261,758   $152,617    $213,019,537
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

6. Dividends to Common Shareholders

On March 29, 2005, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD         PAYABLE
PER SHARE       DATE           DATE
---------   ------------   -------------
 $0.0675    May 6, 2005    May 20, 2005
 $0.0675    June 3, 2005   June 17, 2005

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

Morgan Stanley Quality Municipal Investment Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2005 (UNAUDITED) continued

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

9. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2004, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities, mark-to-market of open futures contracts and dividend payable.

Morgan Stanley Quality Municipal Investment Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                              FOR THE SIX                         FOR THE YEAR ENDED OCTOBER 31
                                              MONTHS ENDED       ----------------------------------------------------------------
                                             APRIL 30, 2005        2004          2003          2002          2001          2000
                                             --------------      --------      --------      --------      --------      --------
                                              (unaudited)
Selected Per Share Data:
Net asset value, beginning of period.......       $15.64           $ 15.36       $15.23        $15.31        $14.64       $ 14.35
                                                  ------           -------       ------        ------        ------       -------
Income from investment operations:
    Net investment income*.................         0.48              0.96         1.01          1.07          1.17          1.18
    Net realized and unrealized gain.......         0.03              0.30         0.25          0.04          0.66          0.23
    Common share equivalent of dividends
    paid to preferred shareholders*........        (0.07)            (0.12)       (0.11)        (0.13)        (0.22)        (0.25)
                                                  ------           -------       ------        ------        ------       -------
Total income from investment operations....         0.44              1.14         1.15          0.98          1.61          1.16
                                                  ------           -------       ------        ------        ------       -------
Less dividends and distributions from:
    Net investment income..................        (0.41)            (0.89)       (0.96)        (0.93)        (0.93)        (0.93)
    Net realized gain......................        (0.13)            (0.03)       (0.09)        (0.14)        (0.01)        --
                                                  ------           -------       ------        ------        ------       -------
Total dividends and distributions..........        (0.54)            (0.92)       (1.05)        (1.07)        (0.94)        (0.93)
                                                  ------           -------       ------        ------        ------       -------
Anti-dilutive effect of acquiring treasury
 shares*...................................         0.04              0.06         0.03          0.01         --             0.06
                                                  ------           -------       ------        ------        ------       -------
Net asset value, end of period.............       $15.58           $ 15.64       $15.36        $15.23        $15.31       $ 14.64
                                                  ======           =======       ======        ======        ======       =======
Market value, end of period................       $13.60           $ 13.99       $14.22        $14.08        $15.08       $13.688
                                                  ======           =======       ======        ======        ======       =======
Total Return+..............................         1.11%(1)          5.05%        8.66%         0.52%        17.52%        12.84%
Ratios to Average Net Assets of Common
Shareholders:
Total Expenses (before expense offset).....         0.87%(2)(3)       0.84%(3)     0.79%(3)      0.73%(3)      0.74%(3)      0.75%
Net investment income before preferred
 stock dividends...........................         6.20%(2)          6.23%        6.54%         7.15%         7.83%         8.18%
Preferred stock dividends..................         0.95%(2)          0.80%        0.71%         0.86%         1.46%         1.74%
Net investment income available to common
 shareholders..............................         5.25%(2)          5.43%        5.83%         6.29%         6.37%         6.44%
Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in
 thousands.................................     $237,838          $244,137     $249,852      $254,599      $257,819      $247,389
Asset coverage on preferred shares at end
 of period.................................          326%              332%         338%          342%          345%          335%
Portfolio turnover rate....................            5%(1)            25%          21%           17%           23%           20%

---------------------

     * The per share amounts were computed using an average number of common shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Quality Municipal
Investment Trust

Semiannual Report
April 30, 2005

[MORGAN STANLEY LOGO]

38570RPT-RA05-00447P-Y04/05

Item 2.  Code of Ethics.

Not applicable for semiannual reports.


Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.


Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.


Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.


Item 6.

Refer to Item 1.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.


Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

                   REGISTRANT PURCHASE OF EQUITY SECURITIES

Period                (a) Total  (b) Average    (c) Total      (d) Maximum
                      Number of  Price Paid     Number of      Number (or
                      Shares     per Share (or  Shares (or     Approximate
                      (or        Unit)          Units)         Dollar
                      Units)                    Purchased as   Value) of
                      Purchased                 Part of        Shares (or
                                                Publicly       Units) that
                                                Announced      May Yet Be
                                                Plans or       Purchased
                                                Programs       Under the
                                                               Plans or
                                                               Programs
--------------------  ---------  -------------  -------------  -----------
November 1, 2004 --
November 30, 2004       58,800     $13.7087          N/A           N/A

December 1, 2004 --
December 31, 2004       73,200     $13.5605          N/A           N/A

January 1, 2005 --
January 31, 2005        67,700     $13.6833          N/A           N/A

February 1, 2005 --
February 28, 2005       45,100     $13.8956          N/A           N/A

March 1, 2005 --
March 31, 2005          60,955     $13.5685          N/A           N/A

April 1, 2005 --
April 30, 2005          39,000     $13.4214          N/A           N/A
                      ---------  -------------  -------------  -----------

Total                  344,755     $13.6406          N/A           N/A
                      ---------  -------------  -------------  -----------


Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.


Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Quality Municipal Investment Trust

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer

June 16, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 16, 2005

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 16, 2005